UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2017

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

On November 2, 2017, Allegheny Technologies Incorporated (NYSE: ATI) issued a press release (the “Press Release”) announcing that it has reached a definitive agreement to form a joint venture (the “JV”) with an affiliate of Tsingshan Group for the manufacture and sale of 60 inch-wide commodity stainless sheet in North America.  Formation of the JV is subject to customary regulatory and anti-trust clearances.  The Press Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Exhibit

(d)         Exhibit 99.1       Press release dated November 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Secretary

Dated:	November 2, 2017